Exhibit 99.5

Investor Presentation September 2024

Disclaimer This document contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the proxy statement and other materials filed with the U . S . Securities and Exchange Commission . Forward - looking statements are only predictions . The forward - looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Past performance is not indicative of future results . There is no guarantee that any specific outcome will be achieved . Investments may be speculative, illiquid and there is a total risk of loss . 2

Table of Contents 4 I. At a Glance II. Investment Highlights Appendix P5 P9 P24

I. At a Glance

Company Overview • SBC Medical Group Holdings (SBC) provides comprehensive consulting and management services to the medical corporations and their clinics • We have the largest network of franchised clinics in Japan and a leading position in the aesthetic medical industry Company Overview and Key Figures (FY2023) Key Statistics of Franchisees* SBC Medical Group Holdings, Inc. Name Dr. Yoshiyuki Aikawa CEO 2023 (Roots tracing back to 2000) Founded Irvine, California, USA (SBC Medical Group located in Tokyo) Headquarters Comprehensive consulting and management services to the medical corporations and their clinics Our Services Japan : 164 clinics Global : 2 clinics Irvine, California Ho Chi Minh City, Vietnam Number of Related Clinics 166 Number of Clinics 3.9 mn Annual Customers 71% Repeat rate*** * As of December 31, 2023. Excluding the impact of the franchising of Rise Clinic and Gorilla Clinic ** Calculated at 140JPY/1USD *** The percentage of customers who visited our franchisee’s clinics more than twice 474 Number of Doctors Revenue US$82 mn Net Income Attributable to the Company EBITDA $361 Revenue per Customer** 15% 5Y CAGR # of Clinics US$193 mn US$39 mn ROE 32%

Group Structure and Business Model SBC Medical Group Co., Ltd. SBC Medical Group Holdings, Inc. Franchise Clinics in Japan (164* in total) Franchise fee 100% Total Revenue: US$1.1bn* in FY2023 Japan • SBC provides comprehensive consulting and management services to the medical corporations and their clinics through a franchise model US Management/ operational services Dermatology Dentistry Total Revenue: US$193mn in FY2023 Fertility Treatment Hair Loss Treatment (AGA) Hair Removal Aesthetic Surgery LASIK (Ophthalmology ), and Others Consulting and Marketing Solutions Administrative Services Procurement Services Medical Equipment Leasing Our Major Services Orthopedic 7 * As of December 31, 2023. Excluding the impact of the franchising of Rise Clinic and Gorilla Clinic

Hair - Removal (26 clinics) Men’s Hair - Removal (22 clinics) Other Medical Specialties (7 clinics) Diverse Range of Our Franchisee Clinics • Our franchise network is diverse and covers various medical specialties beyond aesthetics • The addition of Rize Clinic and Gorilla Clinic in 2023 significantly expanded our network from 166 to 220 clinics * in total , and we aim for further growth through our multi - brand strategy Newly Joined in 2023* * Numbers of Clinics as of August 2024. Clinic - related figures in this presentation, excluding this page, do not include the impact of the franchising of Rize Clinic and Gorilla Clinic Fertility Treatment & Women's Health (3 clinics) Dentistry (9 clinics) Aesthetic Surgery & Dermatology (130 clinics, Incl. 2 overseas) Aesthetic Dermatology (8 clinics) Aesthetic Surgery (5 clinics) Hair Loss Treatment (AGA) (9 clinics) Online Clinic 8

II. Investment Highlights

Leading Position in Japan's Growing Aesthetic Medical Market with the Largest Clinic Network Proven Profitability and High Margins Based on Recuring Fee Income Strong Balance Sheet with Ample Leverage Capacity for Growth Additional High Growth Potential in Japan through Franchising Clinics and Related Fields, and in the Growing Global Aesthetic Medical Market Visionary Leadership and Experienced Management Team with Long - Term Commitments Investment Highlights 1 2 3 4 5 10

Leading Position in Japan's Growing Aesthetic Medical Market • Our Franchisees have been steadily expanding their sales and customer base • They have been driving the expansion of the aesthetic medical market in Japan Revenue* and Customer Growth of Franchisees (mn US$) 459 1,091 1.8 3.9 0 1 2 3 4 5 6 0 200 400 600 800 1,000 1,200 2018 2019 2020 Revenue (LHS) 2021 Customer Visits (RHS) 2022 2023 (# mn) *Calculated at 140JPY/1USD ̓ year CAGR 24% ˄ Revenue ˅ 1 11

Market Share in Japanese Aesthetic Medical Market 12 48% 21% 31% Aesthetic surgery and dermatology # of Clinics: 537 SBC Source: Yano Research Institute (2024) Specializing in hair removal # of Clinics: 221 * Clinic groups with more than 5 locations Others (each % share is less than 5%) 1 12% 10% 11% 16% 22% 29% Rize & Gorilla Others Estimated % market share among medium to large clinic groups*, based on number of clinic locations

❶ Untapped Potential in Japan's Aesthetic Medical Market

SBC Medical Group Holdings, Inc.

- Aesthetic medicine penetration among core customers (women 10-30's) is rising, driven by growing demand for dermatological treatments. While overall market penetration is still low (10%), significant growth is expected by tapping into middle-aged female and male markets

Total Addressable Market in Japan

Increasing penetration by leveraging the growing demand for dermatology



21%
18.0mn
# of Population
40-60's Female Penetration Rate[1]
7%
24.9mn
# of Population
10-60's Male Penetration Rate[1]
7%
43.4mn
# of Population

Current Core Market 10-30's Females (Penetration Rate%[1])

Middle-aged (40-60's) Female Market

Male Market

Our Strategic Initiatives to Expand Market Reach

To Middle-aged Female Market

- Targeted marketing to reach middle-aged women



Yell
SBC

To Male Market

- Specialized clinics for hair loss treatment (AGA) — SBC 湘南美容クリニック (9 clinics[2])
- Gorilla Clinics for male laser hair removal — GORILLA CLINIC (22 clinics[2])

To Capture Dermatology Market Growth

- Expand laser hair removal to dermatology services via Rise Clinics — リゼ RIZE 美容皮膚科のリゼ (26 clinics[2])
- Develops dermatology-focused clinics under the SBC brand — SBC 湘南美容皮フ科 (8 clinics[2])

Source: SBC created based on data from MIC and Recruit Co.
(1) Based on number of people who experienced treatment in the last three years (2) As of 12/2023

SBC Medical Group Holdings, Inc.
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SBC's Key Differentiators • Our targeted solutions for mitigating doctors’ major pain points give us a distinct competitive advantage in the clinic franchise market Clinic Operation Service Quality Talent Acquisition - Our comprehensive clinic operating system empowers Franchisees with efficient tools for managing customer flow, procurement, HR, and financials, driving operational excellence. - Doctors and nurses can take advantage of numerous professional development opportunities at our dedicated training center. - Our educational program based on our long - term experience for staff drives quality customer experience at our Franchisees. - Our strong brand reputation as a leading aesthetic clinic in Japan attracts top - tier talent in hiring. - Our extensive network of franchise clinics enable doctors to rapidly develop their skills in diverse medical treatments. Doctors’ Pain Points Fully Digitized Integrated System Structured Educational System Hiring Advantages Our Solutions 1 14

Joining Open a clinic Procurement Customer Acquisition Treatment Administration • Payment services • Accounting & tax • Intellectual property Doctors’ Voice • Very strong training system is highly appreciated • Quality of clinic staff is very competitive • SBC provides a one - stop solution for all doctors’ clinic operation needs. Whether they're planning to open a clinic or looking for help in managing day - to - day administrative tasks, SBC provides comprehensive and reliable services to ensure their clinics runs smoothly • Latest facilities & medication with competitive price • Original products and exclusive usage of newly developed treatment • Brand license • Marketing (Treatment & Doctors) • Mobile app • Customer rewards program Business Flow and Our One - Stop Service • Property search • Interior design • System design • Doctor and staff hiring • Training 1 15

Reservation Contract Medical Record Payment Procurement Initial Counseling All - in - one System Digitalization of all relevant procedures at clinics Staff Management Customer Support Reception Data/Information Sharing Accounting • Enhance customer experience • Enable clinic staff to focus on customers Customers’ Satisfaction Productivity Improvement Advanced Digitized Integrated System 1 16

Revenue Growth Driven by Predictable and Recurring Fees Procurement Services Management Services Royalty Income Rental Services ● Purchasing advertising services ● Purchasing medical materials ● Marketing solution ● Administrative services (accounting, HR, IT, facility, clinic operation) ● Company’s brand name ● Trade name ● Trademark ● Medical equipment leasing Our Revenue Stream (FY2023) US$72mn US$53mn US$42mn US$7mn Franchise fee Management service Growing Number of Franchise Clinics in Japan 82 164 0 50 100 150 200 2018 … 2021 2022 2023 * The figures exclude the impact of Rize Clinic and Gorilla Clinic joining the franchise ̓ year CAGR 15% (Others: US$18mn) Total Revenue: US$193mn 2 17

Revenue (mn US$, % of Growth YoY) Gross Profit (mn US$, % of Growth YoY) EBITDA (mn US$, % of Margin) Net Income attributable to the company (mn US$, % of Margin) 2 Strong Revenue Growth and Hight profitability 6 0 30 60 FY2022 FY2023 FY2024 H1 * Retirement compensation expense, insurance fees 20% 39 35% 37 Adjusted Onetime Expense 16% 26 82 0 50 100 FY2022 FY2023 FY2024 H1 Adjusted Onetime Expense 33% 42% 50% 53 174 193 107 0 100 200 300 FY2022 FY2023 FY2024 H1 +11% 114 137 78 0 100 200 FY2022 FY2023 FY2024 H1 +19% 18

Source: Fortune Business Insight, Yano Research Institute Ltd., WHO Global Health Expenditure Database, Ministry of Health, Labor and Welfare of Japan 3 Bigger Markets Awaits SBC • SBC has the potential to global aesthetic medical markets. Also has the potential to expand its franchise network and related fields including insurance - covered medical services in Japan Japan (Aesthetic) US$ 5bn Global (Aesthetic) US$ 56bn + Further expansion in Japan’s insurance - covered medical services + Accelerating our expansion beyond Japan into global aesthetic medical markets Japan (Insurance - Covered Medical Services) 19 US$ 314bn

Expansion into Adjacent Fields and B2B Partnerships 3 Fertility Treatment Hair Loss Treatment Online Clinic Comprehensive Aesthetic Treatment Potential for B2B Partnership • Revenue YoY Growth: • Gross Profit Margin: 40%+ 71%+ • Operating Profit Margin: 26%+ (FY2023) • SBC aims to leverage its expertise, expanding into adjacent fields such as fertility treatment, hair loss treatment, and online clinic services • SBC integrated back - office platform is a market leader, with significant potential for B2B partnerships Strong Growth & High Profitability: Regenerative Medicine (Clinic Management Vertical SaaS) 20

Strong Balance Sheet with Ample Leverage Capacity for Growth Capital Management Policy 4 US$103mn Cash Key Balance Sheet Figures (as of June 2024) Reserve adequate liquidity and robust capital base • Maintain an adequate liquidity position to support stable execution of SBC’s business operation • Reserve robust capital base to maintain leverage capacity for potential growth investment opportunity Leverage management • Managing leverage levels in accordance with business risk • Debt financing is considered with business risks, interest rate risks, and capital market risks • Currently, debt financing capacity is reserved for potential growth investment Sustainable capital policy and shareholder returns • Considering timely and flexible shareholder returns based on our corporate strategy and potential growth investment opportunities • SBC currently maintains potential debt financing capacity for potential growth investment opportunity 226% Current ratio 63% Capital Ratio 0.04x D/E Ratio 21

Listing on NASDAQ Transform SBC into Global Company Expand SBC’s brand recognition as a global brand • Improve both SBC’s corporate brand value and perceptions in aesthetic medical industry • Expand SBC’s brand value from Japan local one to Global one Access to the global capital market • Gain access to global capital markets in both debt and equity • Enable access to global investors to raise fund to invest in clinic acquisition, launching vertical SaaS to aesthetic clinics globally Enhance SBC’s corporate governance • Adopt US capital market standard on corporate governance , which is the strictest standard from a global perspective • Ensure sustainable growth through strong corporate governance 4 22

Visionary Leadership and Experienced Management Team 5 SBC Medical Group Co., Ltd. SBC Medical Group Holdings, Inc. 100% Japan Yuya Yoshida SBCMG Co., Ltd Director Director, COO Director (Chairman), CEO Dr. Yoshiyuki Aikawa SBCMGH Inc. Director / CEO Fumitoshi Fujiwara MEDIROM Healthcare Technologies Inc. Director, CFO Ken Edahiro BizReach, Inc. Executive Officer CSMO Mike Sayama Ph.D. Experienced Management Team in Japan Board of Directors US External Directors 23

Appendix

Financial Summary 25 Income Statement Balance Sheet FY24 FY23 FY22 (mn US$) % YoY H1 % YoY 129% 107 111% 193 174 Total revenue 177% 29 171% 42 24 Royalty income 104% 26 98% 53 54 Procurement services 105% 32 108% 72 67 Management services 211% 7 35% 7 20 Rental services 123% 28 95% 56 59 Cost of Revenue 131% 78 120% 137 114 Gross Profit 80% 27 70% 66 94 Operating cost 194% 51 351% 70 20 Income from operations 223% 37 623% 39 6 Net income attributable to the Company FYE24 FYE23 FYE22 (mn US$) vs. FYE23 H1 vs. FYE22 ͇ 3 255 +33 258 225 Total assets Ǝ 3 169 +53 165 112 Total current asset Ǝ 0 103 +52 103 51 Cash and cash equiv. ˊ 1 11 ˊ 2 13 15 Property and equipment, net ˊ 4 14 +12 19 7 Intangible assets, net ˊ 2 17 ˊ 2 19 21 Long - term payments – related parties ͇ 20 94 ͇ 3 114 117 Total liabilities ˊ 17 75 ˊ 9 92 101 Current liabilities ͦ 18 160 ͦ 36 142 105 Shareholder’s equity

Our Philosophy • Our purpose is to improve the well - being of people around the world with the latest medical innovations and achieve the ultimate win - win for all Dr. Yoshiyuki Aikawa Founder, Director (Chairman) & Chief Executive Officer Through 26

Our Vision 2025 Be the aesthetic medical group with the most customers in Japan • To achieve further growth in Japan and overseas, we will expand our clinic network • By continuing to focus on the research and development of new medical technologies, medical devices, and cosmetics, we aim to increase our global presence with the listing on NASDAQ and establish ourselves as a leader in the healthcare industry 2035 Be the medical group with the most customers in Japan 2050 Be the medical group with the most customers in the world 27

Directors Director (Chairman), CEO Yoshiyuki Aikawa SBCMGH Inc. - Director (Chairman) - CEO SBCMG Co., Ltd - Director Director, COO Yuya Yoshida SBCMGH Inc. - Director - COO SBCMG Co., Ltd - CFO From January 2016 to June 2023, worked in Corporate Development (Global Head and Director of Corporate Development in 2018) at Rakuten Group Co., Ltd. From January 2003 to 2016, worked in securities, principal M&A, and investment banking at Mitsubishi UFJ Financial Group. Graduated with a Master of Law degree from Keio University in 2003 and graduated with a Master of Business Administration degree from UCLA Anderson Business School in 2014 The president and a director of the Japanese Society of Aesthetic Plastic Surgery. From 2008, Harvard Medical School, PGA. A member of the Japanese Society of Aesthetic Plastic Surgery, Japan Laser Therapy Association, Japan Liposuction Society, Chemical Peeling Society, Japanese Society of Anesthesiologists, and Post Graduate Assembly of Anesthesiology at Harvard Medical School. Holds a medical license from Nihon University Medical School where he graduated in 1997. 28

Independent Directors

SBC Medical Group Holdings, Inc.

Chairman of Corporate Governance and Nominating Com., Compensation Com., Audit Com.



Fumitoshi Fujiwara

MEDIROM Healthcare Technologies Inc.
-Director
-CFO

- Has had a career in buyout investments, venture investments, real estate development, and IPOs in both Japan and the US. Starting at Shuwa Corporation (1989-1993) as a manager, he led M&A activities.
- At KOEI Co., Ltd. (1993-2000), was instrumental in their IPO and served as CFO
- Co-founded Spiral & Star Co., Ltd. (2000-2001).
- As CEO of AC Capital Co., Ltd. (2001-2009), he managed buyout funds.
- Currently, at Eaglestone Capital Management Inc. (2009-), leads significant real estate and distressed debt investments. Also played a key role in the NASDAQ listing of MEDIROM Healthcare Technologies Inc. and now supports Japanese companies in US listings through Linden Capital Partners LLC.
- Holds a law degree from Meiji Gakuin University.

Member of Corporate Governance and Nominating Com., Compensation Com. and Audit Com.



Ken Edahiro

BizReach, Inc.
-Executive Officer
-CSMO

- After graduating from Hitotsubashi University, Faculty of Economics, he joined Dentsu Inc. in 2004.
- In 2012, joined gloops Inc. and served as General Manager of Marketing Division and CMO.
- In 2014, became Representative Director of King Japan Inc. and oversaw product development and marketing for puzzle game “Candy Crush” and others.
- In 2019, joined BizReach, Inc. and was appointed as CSO in February 2020.
- Appointed as an outside director of the Company in August 2024.

SBC Medical Group Holdings, Inc.
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Independent Directors Dr. Mike Sayama is an independent director of Pono. He currently serves as Abbot of Chozen - ji International Zen Temple in Hawaii. In his professional career, Dr. Sayama was the founding Executive Director of Community First from July 2016 to January 2021, responsible for operations, strategic planning, community relations, and fundraising. From 2013 to 2018, Dr. Sayama was Vice President at Pono Health, managing the East Hawaii Independent Physicians Association and developing a data integration platform. He was Vice President at Hawaii Medical Service Association from 1997 to 2013 in charge of managing health benefits and customer relations. He also held directorships at City Bank and Central Pacific Bank. Dr. Sayama holds a BA in Psychology from Yale and a PhD in Clinical Psychology from the University of Michigan. He is an author of books on psychotherapy and Zen Buddhism. Member of Corporate Governance and Nominating Com., Compensation Com. and Audit Com. Mike Sayama,Ph.D. Pono - Independent Director 30

Key Features of Japan's Medical Care Act Notable Points of Medical Care Act in Japan The law aims to protect patients' interests and ensure safe, high - quality medical care by guiding patient choice, managing healthcare facilities, and promoting inter - facility coordination for national health maintenance x Only medical corporations can manage clinics (and they can not be listed) (Article 39) x A medical corporation is not expected to be profit - oriented (Article 7) x To establish a new medical corporation or open a hospital or clinic, approval from the governor of the prefecture is needed (Article 7, 44) x - Profits cannot be diverted outside the corporation (Article 54)

Thank you SBC Medical Group Holdings / ir@sbc - holdings.com ICR, LLC / US Investor Contact / +1 (646) 277 1200 /William.Zima@icrinc.com